UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                         Date of Report: August 5, 2004




                             KRONOS WORLDWIDE, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                           1-31763                     76-0294959
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)                Identification
 incorporation)                                                      No.)



       5430 LBJ Freeway, Suite 1700, Dallas, TX            75240-2697
       (Address of principal executive offices)            (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)

Item 9:  Regulation FD Disclosure
Item 12: Results of Operations and Financial Condition

     Pursuant to Items 9 and 12 of this current report, the registrant hereby furnishes the information set forth in the press release issued on August 5, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             KRONOS WORLDWIDE, INC.
                                  (Registrant)




                              By:    /s/ Gregory M. Swalwell
                                     ----------------------------
                                     Gregory M. Swalwell
                                     Vice President, Finance and
                                     Chief Financial Officer




Date:  August 5, 2004

                                INDEX TO EXHIBITS


Exhibit No.                 Description
----------- --------------------------------------------------

99.1        Press release dated August 5, 2004 issued by Kronos Worldwide, Inc.